EXHIBIT 1.3


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
GRAPHIC       BRITISH          Ministry of Finance             Mailing Address:              Location:
              COLUMBIA         Corporate and Personal          PO BOX 9431 Stn ProvGovt      2nd Floor - 940 Blanshard St
                               Property Registries             Victoria BC V8W 9V3           Victoria BC
                               www.corporateonline.gov.bc.ca                                 250 356-8626

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                               Notice of Articles
                                                                  certified copy
                                                    Of a Document filed with the
                                                                     Province of
                                                      British Columbia Registrar
                                                                    of Companies
                            BUSINESS CORPORATIONS ACT
                                                         /s/ LIZ MUEILLER POWELL
                                                                LIZ MUELLER
                                                               April 25, 2005



This Notice of Articles was issued by the  Registrar on: April 25, 2005 10:00 AM
Pacific Time Incorporation Number:         BC0703052

Recognition Date and Time: Incorporated on August 30, 2004 02:43 PM Pacific Time





                               NOTICE OF ARTICLES

Name of Company:

NEW WORLD BATTERIES, INC.



REGISTERED OFFICE INFORMATION

Mailing Address:                                     Delivery Address:
 11718 232B  STREET                                  11718 232B  STREET
 MAPLE RIDGE  BC V2X7Z2                              MAPLE RIDGE  BC V2X7Z2






 RECORDS OFFICE INFORMATION

 Mailing Address:                                    Delivery Address:
 11718 232B  STREET                                  11718 232B  STREET
 MAPLE RIDGE  BC V2X7Z2                              MAPLE RIDGE  BC V2X7Z2

DIRECTOR INFORMATION

 Last Name, First Name Middle Name:
 O'Brien, Patrick

Mailing Address:                                     Delivery Address:
 11718 232B  STREET                                  11718 232B  STREET
 MAPLE RIDGE  BC V2X7Z2                              MAPLE RIDGE  BC V2X7Z2
 CANADA                                              CANADA


 Last Name, First Name Middle Name:
 Devlin, Joseph George Norman

 Mailing Address:                                    Delivery Address:
 1189 HIGHROCK PLACE                                 1189 HIGHROCK PLACE
 VICTORIA BC V9A 4W1                                 VICTORIA BC V9A 4W1
 CANADA                                              CANADA


 Last Name, First Name Middle Name:
 O'Brien, Robert Neville

 Mailing Address:                                    Delivery Address:
 2614 QUEENSWOOD DRIVE                               2614 QUEENSWOOD DRIVE
 VICTORIA BC V8N 1X5                                 VICTORIA BC V8N 1X5
CANADA                                               CANADA


 Last Name, First Name Middle Name:
 O'Brien, Daniel

 Mailing Address:                                    Delivery Address:
 2614 QUEENSWOOD DRIVE                               2614 QUEENSWOOD DRIVE
 VICTORIA BC V8N 1X5                                 VICTORIA BC V8N 1X5
CANADA                                               CANADA



RESOLUTION DATES:

Dates(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

                                          February 1, 2005 12:00 AM PACIFIC TIME


AUTHORIZED SHARE STRUCTURE
________________________________________________________________________________

1. No Maximum          Class A COMMON Shares              Without Par Value


                                                          With Special Rights or
                                                          Restrictions attached





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________________________________________________________________________________


2. No Maximum          Class B COMMON Shares             With a Par Value of
                                                         0.01 Canadian Dollar(s)
                                                         each



                                                         With Special Rights or
                                                         Restrictions attached


________________________________________________________________________________

3. No Maximum          Class C COMMON Shares              Without Par Value




                                                          With Special Rights or
                                                          Restrictions attached

________________________________________________________________________________


4. No Maximum          Class D COMMON Shares             With a Par Value of
                                                         0.01 Canadian Dollar(s)
                                                         each




                                                          With Special Rights or
                                                          Restrictions attached


________________________________________________________________________________